555 Maryville University Drive - Suite 400, St. Louis , Missouri 63141 | 800.325.4466 | www.huttig.com Huttig Building Products Investor Presentation NASDAQ: HBP Fall 2015 Exhibit 99.1

Safe Harbor / Non-GAAP Financial Measure SAFE HARBOR / FORWARD LOOKING STATEMENT These presentation materials may contain forward-looking statements as defined by the U.S. Private Securities Litigation Reform Act of 1995 (“Reform Act”). Statements made in this presentation looking forward in time, including, but not limited to, statements regarding our current views with respect to future financial performance, the housing market, distribution channels, sales, supplier relationships, inventory levels, the ability to meet customer needs, competitive posture, obligations with respect to environmental remediation (including remediation of the Montana site in accordance with regulatory requirements and cost estimates), deterioration in our relationship with our unionized employees, including work stoppages or other disputes, and the financial impact of litigation or otherwise, are included pursuant to the “safe harbor” provision of the Reform Act. These statements present management’s expectations, beliefs, plans and objectives regarding our future financial performance and assumptions or judgments concerning such performance. These forward-looking statements are based on current projections, estimates, assumptions and judgments, and involve known and unknown risks and uncertainties. We disclaim any obligation to publicly update or revise any of these forward-looking statements, whether as a result of new information, future events or otherwise. There are a number of other important factors that could cause our actual results or outcomes to differ materially from those expressed or implied in the forward-looking statements, including, but not limited to, those detailed in Huttig’s Annual Report on Form 10-K for the year ended December 31, 2014 filed with the U.S. Securities and Exchange Commission (“SEC”) and other filings with the SEC, all of which are available on our website. Forward-looking statements should not be relied upon as a predictor of actual results. NON-GAAP FINANCIAL MEASURES Huttig defines Adjusted EBITDA as net income adjusted for interest, income taxes, depreciation and amortization and other special significant items. Huttig presents Adjusted EBITDA because it is a primary measure used by management, and by similar companies in the industry, to evaluate operating performance and Huttig believes it enhances investors’ overall understanding of the financial performance of our business. Additionally, Huttig defines Free Cash Flow as Adjusted EBITDA less capital expenditures.  Huttig presents Free Cash Flow because it is a meaningful indicator of cash available for the execution of Huttig’s business strategy.  Huttig defines Coverage Ratio as Adjusted EBITDA less capital expenditures divided by interest expense. The Coverage Ratio represents Huttig’s ability to meet financial obligations and its potential to fund growth opportunities. Adjusted EBITDA, Free Cash Flow, Coverage Ratio are not recognized terms under U.S. generally accepted accounting principles (“GAAP”) and do not purport to be alternatives to net income or operating cash flow as a measure of operating performance.  Huttig compensates for the limitations of using non-GAAP financial measures by using them to supplement GAAP results to provide a more complete understanding of the factors affecting the business. Because not all companies use identical calculations, Huttig’ s presentation of Adjusted EBITDA, Free Cash Flow, Coverage Ratio may not be comparable to other similarly titled measures of other companies.  The table in the appendix presents a reconciliation of Adjusted EBITDA to net income (loss) attributable to Huttig for the periods indicated. Huttig Building Products Fall 2015

Huttig Building Products Investor Presentation – Fall 2015 Company / Industry Overview Value Proposition / Strategy Overview Financial Overview Summary / Q&A Fall 2015 Huttig Building Products

Company / Industry Overview

Company Overview $649.4 million TTM 3Q’15 Sales $17.5 million TM 3Q’15 Adjusted EBITDA* Largest value-add millwork distributor in the U.S. Only national value-add distributor of both millwork and specialty building products Cover ~ 75% of US housing construction market Sales by product category Millwork 48% Specialty Building Products 41% Wood Products 11% 27 distribution centers covering 41 states Currently own 13 of the 27 distribution centers ~ 3 million square feet of warehouse space ~ 4,000 customers; ~ 700 suppliers; ~ 70,000 sku’s ~ 300 sales reps including 150 outside reps Fleet of ~ 140 tractors and ~ 270 trailers (1) Management Estimates Fall 2015 Huttig Building Products *See appendix for non-GAAP reconciliations. End Markets Served (1) Locations

HUTTIG® BUILDING PRODUCTS

Broad Specialty Product Offering

Millwork Products

- **$311.7 million, or 48% of Q3 2015 TTM total revenue**
- **Primary products**
  - Pre-hung exterior door units
  - Pre-hung interior door units
  - Door slabs, lights, and components
  - Columns
  - Stair parts and attic stairs
- **Primary Manufacturers**

THERMA TRU DOORS
HUTTIG FINISH LINE PERFORMANCE GUARANTEED
Masonite
HB&G
L.J. Smith Stair Systems
woodgrain doors



Specialty Building Products

- **$266.3 million, or 41% of Q3 2015 TTM total revenue**
- **Primary products**
  - Composite decking and railing systems
  - Composite trim and sheet goods
  - Siding
  - Connectors and fasteners
- **Primary Manufacturers**

TimberTech Less Work. More Life.
AZEK Building Products
rdi For home, for life.
SIMPSON Strong-Tie CONNECTORS
fiberon Beautiful outdoor living, built for life
Alpha ProTech Engineered Products
LP SMARTSIDE TRIM & SIDING



Wood Products

- **$71.4 million, or 11% of Q3 2015 TTM total revenue**
- **Primary products**
  - Engineered wood packages
  - Specialty and sanded plywood's
  - Specialty panel products
    - Flame retardant sheathing
    - Radiant barrier sheathing
- **Primary Manufacturers**

LP SOLIDSTART ENGINEERED WOOD PRODUCTS
columbia FOREST PRODUCTS
ROSEBURG FOREST PRODUCTS
Rosboro
LP FLAMEBLOCK FIRE-RATED OSB SHEATHING
SELKIRK



Huttig Building Products 6 Fall 2015

Huttig provides value in the channel through sales, material handling and logistical expertise Home Builders Remodel Contractors Manufactured Homes Commercial Contractors OEM’s Pro Dealers Specialty Dealers Retailers BFS BMC Lansing Lowes Wholesale Distributors Huttig BlueLinx Boise Building Products Manufacturers Therma Tru Masonite CPG Simpson Strong Tie LP Building Products The Value of Wholesale Distribution Access to the market Sales coverage and expertise Warehousing, logistics, and local services Many products require local value-add services that cannot effectively be provided by manufacturers Pre-hanging / pre-finishing doors, EWP design / cut services Many products require scale and do not lend themselves to direct distribution Fall 2015 Huttig Building Products Value to Suppliers Value to Customers Access to local value-add services that require scale Access to the full breadth and depth of manufacturers’ product lines on a local level Ability to order in small quantities on an ‘as needed’ basis preserving capital Sales support and expertise to increase sales

Overview of U.S. Housing Market Source: US Dept of Commerce, US Census Bureau U.S. Housing Market Total Historical Starts (in millions) Fall 2015 Huttig Building Products U.S. Professional Home Remodel Projects (in millions) Source: Real Estate Economics Hanley Wood Forecast 14.0 12.0 10.0 8.0 4.0 6.0 2.0

The Opportunity Tomorrow Demographic Drivers Immigration Domestic migration Minority household gains Rise in nontraditional households Echo boomer generation forming independent households Aging house stock Tailored housing demand in support of aging, lifestyle and cultural preferences Based on the U.S. Census Bureau’s latest population projections and review of demographic drivers, The Joint Center For Housing Studies of Harvard University forecasts average household growth, including single family, multi-family and manufactured homes, of 1.2 million new household formation for the remainder of the decade. Fall 2015 Huttig Building Products

Value Proposition / Strategy Overview

Service Proposition Speed to Market – next day delivery on inventoried items, 3 day production lead-times Technology – Customer interface, EDI, Pricing Metrics and Reporting – Constantly measure and work to improve service metrics Service oriented, professional, technically superior sales / support teams Specialty Focused Brands / Products Partnered with the most preferred branded products by builders, contractors and consumers in the industry Focus on millwork and specialty building product categories that are complex; requiring expertise and scale Focus on products that are in the early stages of the product life cycle Market Leadership with National Scale The largest value-add millwork distributor to the pro-channel in the U.S. The only national wholesale distributor that sells value-add millwork and specialty building products Unique Capabilities to Serve National Accounts Leverage our footprint, brands and unique product mix with multi-regional customers to provide consistency of service and reduced transaction costs Dedicated national accounts team focused on national/regional pro-dealers and R&R specialty dealers Huttig’s value proposition is unmatched in the industry Our Value Proposition Fall 2015 Huttig Building Products

Speed to market Next day delivery of inventoried shelf-items 3-day lead times on pre-hung interior and exterior door units 15-day lead times on pre-finished, pre-hung interior and exterior door units Technology based solutions that create a competitive advantage by driving customer growth, reducing transaction costs, and being the easiest distributor in the industry to do business Huttig Confidential Use key service metrics to drive continuous improvement in the services that are most important to customers and create differentiation in the market Fill rates Complete and on-time deliveries Quality Our service proposition is the foundation of our company and we are committed to outperforming our competitors and exceeding our customers’ expectations Strive to be the best service provider of every product we sell, in every market we serve Service Proposition Fall 2015

Specialty Focused Brand Portfolio Huttig represents the most preferred brands by consumers, builders and pro-dealers Fall 2015 Huttig Building Products Q3 2015 TTM Sales by Product Category

Market Leadership with National Scale Huttig is located where the U.S. population is living, moving and building – Huttig’s coastal footprint fits a large population base; 63% of the U.S. population resides in coastal states Fall 2015 Huttig Building Products

Being the largest value-add millwork distributor with the most preferred brands, broadest product offering, and largest geographical coverage area in the U.S. provides Huttig with a competitive advantage in securing and maintaining business with multi-location pro-dealers and retailers Consistent service levels and pricing across the customers’ geography adds value Consolidation continues to drive this important customer base which in many cases leads to increased opportunities Represents ~ 43% of total revenue Dedicated National Accounts sales team Unique Capabilities to Serve National Accounts Huttig is uniquely positioned to capture a significant share of regional / national pro-dealers and national retailers business Fall 2015 Huttig Building Products

Strategic Overview - Timeline Fall 2015 Huttig Building Products

Accelerate Growth Fully utilize access to capital to take advantage of improving market to drive profitable growth Invest in organic growth opportunities to further penetrate the new construction and repair / remodel segments Fully maximize market opportunities and capacity across existing geographical coverage areas and existing locations Accelerate investment in additional value-add services Acquisitions Opportunistically pursue acquisitions to increase market share, selectively expand geographical coverage, drive product line extensions and diversify the business Our Path to Accelerate Growth and Performance Accelerate Performance Continue to execute initiatives to increase total gross profit, operating, and Adjusted EBITDA margins Fall 2015 Huttig Building Products *Source HCN Top 100 Distributor Scorecard September 2013. Excludes Co-ops. *See appendix for non-GAAP reconciliations.

Financial Review

Strategically and financially well-positioned to focus on profitable growth Eighteen consecutive quarters of year-over-year improvement in net income from continuing operations, excluding special significant items In the third quarter of 2015, the company released $21.7 million of valuation allowance related to deferred tax assets demonstrating confidence that the benefit of the NOL carryforwards will be utilized Total available liquidity of $71.2 million at September 2015, an improvement of $14.8 million compared to September 2014 Amended, extended and expanded credit facility in May 2014 Listed on NASDAQ in December 2013 Made significant investments in the business since 2012 Repurchased 1.0 million shares in December 2012 Financial Review Fall 2015 Huttig Building Products

Consolidated Financial Information Fall 2015 Huttig Building Products Net Sales (in millions) Adjusted EBITDA* (in millions) SG&A Expense Ratio Free Cash Flow˄* (in millions) *See appendix for non-GAAP reconciliations. Adjusted EBITDA YOY % 0.53 1.921 0.74099999999999999 0.26700000000000002 0.38900000000000001 Net sales $479.3 $521.1 $561.5 $623.70000000000005 $649.4 YOY % 2.5% 8.7% 7.8% 0.111 4.1% GM % 0.186 0.193 0.19800000000000001 0.19700000000000001 0.2 Adj EBITDA % -1.3% 1.0999999999999999 1.8% 2.1% 2.7% BELOW SHOULD NOT BE INCLUDED IN POWERPOINT 2011 2012 2013 2014 Q3 15 LTM Adjusted EBITDA -6.299999999999998 5.8 10.100000000000025 12.8 15.2 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 ($ in millions) Twelve Months Ended Twelve Months Ended TTM Ended plus minus plus LTM Ended (in millions) December 31, 2009 40543 40908 12.31/12 41639 42004 42277 YR 2014 YTD June 14 YTD June 15 June 30, 2015 Net income (loss) $-20.500000000000036 $-18.900000000000013 $-13.199999999999996 $-0.49999999999996014 $3.2000000000000255 $2.2000000000000002 $8.1 $2.2000000000000002 $-0.8 $5.0999999999999996 $8.1 Less: Income (loss) from discontinued operations, net of tax -0.7 0.5 -0.5 -0.4 -0.4 -3.6 -0.6000000000000002 -3.6 -3.4 -0.4 -0.6000000000000002 Income (loss) from continuing operations -19.800000000000036 -19.400000000000013 -12.699999999999996 -9.9999999999960121E-2 3.6000000000000254 5.8000000000000007 8.6999999999999993 5.8000000000000007 2.5999999999999996 5.5 8.6999999999999993 Interest expense, net 1.5 2.1 2.8 2.9 2.6 2.5 2.2999999999999998 2.5 1.3 1.1000000000000001 2.2999999999999998 Provision (benefit) for income taxes -2.8 -0.4 -0.3 0 0.1 0 0 0 0 0 0 Depreciation and amortization(i) 4.0999999999999996 3.6 2.8 2.7 2.8 3.1 3.1 3.1 1.5 1.5 3.1 Goodwill impairment(ii) 1 0 0.4 1.9 0 0 0 0 0 0 Gain on disposal of assets(iii) -1.5 -0.4 0 -2.4 0 0 -0.4 0 0 -0.4 -0.4 Restructuring charge(iv) 1.0999999999999999 0.3 0.2 0 0 0 0 0 0 Stock-based compensation(v) 0.9 0.8 0.5 0.8 1 1.4 1.5 1.4 0.7 0.8 1.5 Adjusted EBITDA $-15.500000000000034 $-13.400000000000009 $-6.2999999999999954 $5.8000000000000389 $10.100000000000026 $12.8 $15.2 $12.8 $6.1 $8.5 $15.2 (i) excludes amortization of bank loan origination fees, which are included in interest expense (ii) Represents non-cash goodwill impairment charges (iii) Represents the sale of previously closed facilities (iv) Represents the costs incurred for employee reductions and branch closures or consolidations (v) Represents non-cash stock-based compensation NET INCOME (LOSS) $-20.500000000000036 $-18.900000000000013 $-13.199999999999996 $-0.49999999999996014 $3.2000000000000255 x Gain on disposal of assets, non-recurring -1.5 -0.4 0 -2.4 0 Discountinued Operations 0.7 -0.5 0.5 0.4 0.4 x Branch Closure Costs (CGS) -0.3 0 0 0 0 x Branch Closure Costs (OpEx) 1.4 0.3 0.2 x Provision for income taxes -2.8 -0.4 -0.3 0 0.1 x Goodwill Impairment, non-recurring, non-cash 1 0 0.4 1.9 0 x Depreciation and Amortization (exclude interest amort) 4.0999999999999996 3.6 2.8 2.7 2.8 x Non-cash stock compenstation 0.9 0.8 0.5 0.8 1 Adjusted cash from operations -17.000000000000043 -15.500000000000007 -9.0999999999999979 2.9000000000000403 7.5000000000000249 x Interest expense, net 1.5 2.1 2.8 2.9 2.6 Adjusted EBITDA $-15.500000000000043 $-13.400000000000007 $-6.299999999999998 $5.8000000000000398 $10.100000000000025 Adjusted EBITDA -15.500000000000043 -13.400000000000007 -6.299999999999998 5.8000000000000398 10.100000000000025 $0 $0 $0 $0 $0 Slide Q3 2015 IR Presentation YTD Q3 2015 - 2012 Shipping Profit and Total Adjusted Gross Profit Total Invoiced Shipping Profit 0.188 0.183 0.182 0.17599999999999999 120.00000000000011 BPS Adjustments to Gross Shipping Profit Net Sales Adjustment .4% .5% .3% 2.2% 20 BPS LIFO Provision -1 -2 -2 -1 0 BPS Vendor Rebates 1.7% 1.9% 1.8% 1.7% 0 BPS Discount on Purchases 0.01 0.01 0.01 0.01 0 BPS Purchase Price 1.1% 2.2% .4% .4% -30 BPS Customer Rebates -0.01 -0.01 -0.01 -0.9% -10.000000000000009 BPS Customer Cash Discounts -0.7% -0.7% -0.7% -0.6% -10 BPS Inventory Variances -2 -0.3% -0.3% -2 0 BPS E&O Expense 1.1% -1 0.0% 0.0% 10 BPS Production Variances -1 -1 0.0% 1.1% -20 BPS OE Freight 1.1% 1.1% 1.1% 1.1% 0 BPS Total Adjustments 1.3% 1.3% 1.4% 1.7% -40.000000000000036 BPS Gross Profit After Adjustments 0.20100000000000001 0.19600000000000001 0.19600000000000001 0.193 80.000000000000071 BPS YTD Q3 2015 YTD Q3 2014 YTD Q3 2013 YTD Q3 2012 YTD Q3 15 v 12 % of Sales % of Sales % of Sales % of Sales Delta Slide 26 Q3 2015 IR Presentation YTD Q3 2015 - 2012 Shipping Profit and Total Adjusted Gross Profit YTD Q3 2015 YTD Q3 2014 YTD Q3 2013 YTD Q3 2012 YTD Q3 15 v 12 % of Sales % of Sales % of Sales % of Sales Delta Total Invoiced Shipping Profit 0.188 0.183 0.182 0.17599999999999999 120.00000000000011 BPS Adjustments to Gross Shipping Profit Net Sales Adjustment .4% .5% .3% 2.2% 20 BPS LIFO Provision -1 -2 -2 -1 0 BPS Vendor Rebates 1.7% 1.9% 1.8% 1.7% 0 BPS Discount on Purchases 0.01 0.01 0.01 0.01 0 BPS Purchase Price 1.1% 2.2% .4% .4% -30 BPS Customer Rebates -0.01 -0.01 -0.01 -0.9% -10.000000000000009 BPS Customer Cash Discounts -0.7% -0.7% -0.7% -0.6% -10 BPS Inventory Variances -2 -0.3% -0.3% -2 0 BPS E&O Expense 1.1% -1 0.0% 0.0% 10 BPS Production Variances -1 -1 0.0% 1.1% -20 BPS OE Freight 1.1% 1.1% 1.1% 1.1% 0 BPS Total Adjustments 1.3% 1.3% 1.4% 1.7% -40.000000000000036 BPS Gross Profit After Adjustments 0.20100000000000001 0.19600000000000001 0.19600000000000001 0.193 80.000000000000071 BPS In Millions 2011 2012 2013 2014 TTM 9/15 Adj EBITDA -6.3 5.8 10.1 12.8 17.5 Capex 2 1.9 2.2000000000000002 1.8 2.9 Interest Exp 2.8 2.9 2.6 2.5 2.2999999999999998 Free Cash Flow -8.3000000000000007 3.9 7.8999999999999995 11 14.6 Adj EBITDA Less CAPEX Coverage Ratio Adj EBITDA -CAPEX / Interest -2.9642857142857149 1.3448275862068966 3.0384615384615383 4.4000000000000004 6.3478260869565224 Credit Facility Bal Sheet $160 million ABL Facility $40 million Accordion Feature Competitive Pricing Weighted Average Rate of 2.09% at September 2015 One Financial Covenant Would meet if tested Matures May 2019 Access to Capital Bal Sheet Available Liquidity - ABL $XX million of Availability at the end Q3 2015 Available Equity Additional 25 million Common Shares Authorized 5 million Preferred Shares Authorized Direct use in Acquisitions Public Offering Sale / Leaseback of Owned Real Estate Approximately $35 million of value Variety of Traditional Debt Instruments Internal Notes Net Sales (in millions) CFI $479.3 $521.1 $561.5 $623.70000000000005 $649.4 2011 2012 2013 2014 Q3 15 TTM Adjusted EBITDA* (in millions) CFI *See Appendix for Reconciliation of Non-GAAP Measures $-6.3 $5.8 $10.1 $12.8 $17.5 2011 2012 2013 2014 Q3 15 TTM Free Cash Flow˄* CFI Adj EBITDA less CAPEX ˄Defined as Adjusted EBITDA less Capex. Capex = $2.0 in 2011, $1.9 in 2012, $2.2 in 2014, $1.8 in 2014, and $2.3 TTM Q3 '15 *See Appendix for Reconciliation of Non-GAAP Measures $-8.3000000000000007 $3.9 $7.9 $11 $14.6 2011 2012 2013 2014 Q3 15 TTM Borrowing Availability Bal Sheet $19 $24.3 $41.2 $48.6 $68.400000000000006 2011 2012 2013 2014 Q3 15 Coverage Ratio˄* Bal Sheet ˄Defined as Adjusted EBITDA less CAPEX / Interest *See Appendix Reconciliation of Non-GAAP Measures -3 1.3 3 4.4000000000000004 6.3 2011 2012 2013 2014 Q3 15 TTM SG&A Expense Ratio Inc Stmt 0.20699999999999999 0.189 0.187 0.183 0.18 2011 2012 2013 2014 Q3 15 TTM ($ in millions) LTM Ended plus minus plus LTM Ended December 31, 2009 2010 2011 2012 2013 2014 SEP 30, 2015 YR 2014 YTD June 14 YTD June 15 June 30, 2015 Net income (loss) $-20.500000000000036 $-18.900000000000013 $-13.199999999999996 $-0.49999999999996014 $3.2000000000000255 $2.2000000000000002 $25.1 $2.2000000000000002 $-0.8 $5.0999999999999996 $8.1 Less: Income (loss) from discontinued operations, net of tax -0.7 0.5 -0.5 -0.4 -0.4 -3.6 -3.2 -3.6 -3.4 -0.4 -0.6000000000000002 Income (loss) from continuing operations -19.800000000000036 -19.400000000000013 -12.699999999999996 -9.9999999999960121E-2 3.6000000000000254 5.8000000000000007 28.3 5.8000000000000007 2.5999999999999996 5.5 8.6999999999999993 Interest expense, net 1.5 2.1 2.8 2.9 2.6 2.5 2.2999999999999998 2.5 1.3 1.1000000000000001 2.2999999999999998 Provision (benefit) for income taxes -2.8 -0.4 -0.3 0 0.1 0 -17.399999999999999 0 0 0 0 Depreciation and amortization(i) 4.0999999999999996 3.6 2.8 2.7 2.8 3.1 3 3.1 1.5 1.5 3.1 Goodwill impairment(ii) 1 0 0.4 1.9 0 0 0 0 0 0 Gain (Loss) on disposal of assets(iii) -1.5 -0.4 0 -2.4 0 0 -0.4 0 0 -0.4 -0.4 Restructuring charge(iv) 1.0999999999999999 0.3 0.2 0 0 0 0 0 0 Stock-based compensation(v) 0.9 0.8 0.5 0.8 1 1.4 1.7 1.4 0.7 0.8 1.5 Adjusted EBITDA $-15.500000000000034 $-13.400000000000009 $-6.2999999999999954 $5.8000000000000389 $10.100000000000026 $12.8 $17.5 $12.8 $6.1 $8.5 $15.2 (i) Excludes amortization of bank loan origination fees, which are included in interest expense (ii) Represents non-cash goodwill impairment charges (iii) Represents the sale of previously closed facilities (iv) Represents the costs incurred for employee reductions and branch closures or consolidations (v) Represents non-cash stock-based compensation *See slide 23 for a description of this Non-GAAP measure. The above table is a reconciliation of Adjusted EBITDA to net income, the most directly comparable financial model under GAAP. NET INCOME (LOSS) $-20.500000000000036 $-18.900000000000013 $-13.199999999999996 $-0.49999999999996014 $3.2000000000000255 x Gain on disposal of assets, non-recurring -1.5 -0.4 0 -2.4 0 Discountinued Operations 0.7 -0.5 0.5 0.4 0.4 x Branch Closure Costs (CGS) -0.3 0 0 0 0 x Branch Closure Costs (OpEx) 1.4 0.3 0.2 x Provision for income taxes -2.8 -0.4 -0.3 0 0.1 x Goodwill Impairment, non-recurring, non-cash 1 0 0.4 1.9 0 x Depreciation and Amortization (exclude interest amort) 4.0999999999999996 3.6 2.8 2.7 2.8 x Non-cash stock compenstation 0.9 0.8 0.5 0.8 1 Adjusted cash from operations -17.000000000000043 -15.500000000000007 -9.0999999999999979 2.9000000000000403 7.5000000000000249 x Interest expense, net 1.5 2.1 2.8 2.9 2.6 Adjusted EBITDA $-15.500000000000043 $-13.400000000000007 $-6.299999999999998 $5.8000000000000398 $10.100000000000025 Adjusted EBITDA -15.500000000000043 -13.400000000000007 -6.299999999999998 5.8000000000000398 10.100000000000025 $0 $0 $0 $0 $0

Balance Sheet / Access to Capital Fall 2015 Huttig Building Products Borrowing Availability (in millions, excluding cash) Coverage Ratio˄* ˄Defined as (Adjusted EBITDA less Capex) / Interest Capex = $2.0 in 2011, $1.9 in 2012, $2.2 in 2014, $1.8 in 2014, and $2.3 TTM Q3 '15 *See appendix for non-GAAP reconciliations.

Strong Financial Momentum (In Millions) *See appendix for non-GAAP reconciliations. Fall 2015 Huttig Building Products Huttig has Strong Adjusted EBITDA* Growth

Summary / Q&A

Strong Financial Results Eighteen consecutive quarters of year-over-year improvement in net income from continuing operations, excluding special significant items Q3 2015 TTM Adjusted EBITDA increased 39% to $17.5 million over prior year period YTD Q3 2015 Profit Margins increased 50 bps to 20.1% over prior year period 3 Year CAGR Revenue growth of 7.6% Made Significant Investment in the Business Investing in our owned facilities Adding sales resources Increased recruiting efforts and building bench strength Upgraded IT infrastructure Replacing rolling stock Summary Housing Fundamentals Continue to Improve Still in the early stages of the housing recovery First time home buyers have yet to come back Access to capital and strategically well positioned to drive profitable growth Viable internal investment and acquisition related strategic growth opportunities Increase share in core products / segments Selective geographic expansion Increase share through product and segment expansion Diversify the business Investing in 5 Key Focus Areas Profitable Growth Margin Enhancement Customer Interface Technology Automation Our People Business Highlights Strategy is Working Fall 2015 Huttig Building Products

APPENDIX

Reconciliation of Adjusted EBITDA to Net Income (Loss) Fall 2015 Huttig Building Products

555 Maryville University Drive - Suite 400, St. Louis , Missouri 63141 | 800.325.4466 | www.huttig.com Huttig Building Products Investor Presentation NASDAQ: HBP Fall 2016 Don Hake Corporate Controller & Treasurer Huttig Building Products, Inc. 314-216-2600 investor@huttig.com Rebecca Kujawa General Counsel Huttig Building Products, Inc. 314-216-2600 rkujawa@huttig.com Investor Relations Contacts